UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: October 15, 2015
(Date of earliest event reported): October 8, 2015

 SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3807 West Chester Pike, Newtown Square, PA	19073
(Address of principal executive offices)	(Zip Code)
(866) 248-4344
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On October 8, 2015, pursuant to the Exchange Agreement (the "Exchange Agreement") entered into on September 16, 2015 among Sunoco Logistics Partners L.P. (the "Partnership"), Energy Transfer Partners, L.P., the controlling owner of the general partner of the Partnership ("ETP"), La Grange Acquisition, L.P., a subsidiary of ETP ("La Grange"), and Sunoco Pipeline L.P., a subsidiary of the Partnership ("SPLP"), SPLP acquired 40 percent of La Grange’s membership interests (the "Bakken Membership Interests") in Bakken Holdings Company LLC ("Bakken Holdco"). Bakken Holdco, through its wholly-owned subsidiaries, owns a 75 percent membership interest in each of Dakota Access LLC ("Dakota Access") and Energy Transfer Crude Oil Company, LLC ("ETCOC"), which together intend to develop the previously announced pipeline system to deliver crude oil from the Bakken/Three Forks production area in North Dakota to the Gulf Coast (the "Bakken Pipeline Project"). Pursuant to the Exchange Agreement and in exchange for La Grange transferring the Bakken Membership Interests to SPLP, the Partnership issued to ETP Class B Units representing limited partner interests in the Partnership (the "Class B Units") and paid to La Grange an amount in cash equal to 40 percent of the total cash contributions made by La Grange to Dakota Access and ETCOC in connection with the Bakken Pipeline Project up to October 8, 2015, as reimbursement for such capital expenditures. The terms of the Class B Units are described in Item 3.02 below.
In connection with the closing of the transactions contemplated by the Exchange Agreement, on October 8, 2015, the Partnership and ETP entered into a unitholder agreement (the "Unitholder Agreement") relating to the Class B Units. Pursuant to the Unitholder Agreement, the Partnership has a right to call the Class B Units for redemption during the period beginning on the earlier of (i) the first full service date under a transportation service agreement with a shipper on the Bakken Pipeline Project and (ii) January 1, 2017, and ending ten days thereafter (the "Call Right"), and ETP has a right to sell the Class B Units to the Partnership during the period beginning on July 1, 2017 and ending on July 10, 2017 (the "Put Right"), each for cash consideration at the respective prices set forth in the Unitholder Agreement.
The descriptions of the Exchange Agreement and the Unitholder Agreement do not purport to be complete and are qualified in their entirety by reference to the texts of the Exchange Agreement and the Unitholder Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
As further described above in Item 1.01 of this Current Report on Form 8-K, pursuant to the Exchange Agreement, the Partnership issued Class B Units to ETP on October 8, 2015 as part of the consideration for the acquisition of the Bakken Membership Interests by SPLP. The Class B Units were offered and issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.
The Class B Units are a new class of limited partner interests in the Partnership, which will not be entitled to receive quarterly distributions that are made on the Partnership’s common units. The Class B Units will automatically convert to common units on a one-to-one basis on July 11, 2017, subject to the Call Right of the Partnership and Put Right of ETP, each pursuant to the Unitholder Agreement described in Item 1.01 above. The Class B Units will otherwise have the same terms and conditions as the Partnership’s common units, including voting rights. The Class B Units will not be listed on the New York Stock Exchange.
The terms of the Class B Units are set forth in Amendment No. 6 to the Partnership’s Third Amended and Restated Agreement of Limited Partnership, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.
Pursuant to the Exchange Agreement, on October 8, 2015, Sunoco Partners LLC, the general partner of the Partnership (the "General Partner"), executed Amendment No. 6 (the "Amendment") to the Partnership’s Third Amended and Restated Agreement of Limited Partnership, which defines the rights of the holders of partnership interests in the Partnership, in order to create the Class B Units.
For additional information about the Class B Units, please read Item 3.02 and Item 5.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 3.03.
A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As discussed above in Item 3.02 and Item 3.03 of this Current Report on Form 8-K, the General Partner amended the Partnership’s Third Amended and Restated Agreement of Limited Partnership on October 8, 2015 in order to create the Class B Units.
For additional information about the Class B Units, please read Item 3.02 and Item 3.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 5.03.
A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
3.1	Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P. dated as of October 8, 2015
10.1	Exchange Agreement, dated as of September 16, 2015, among Energy Transfer Partners, L.P., La Grange Acquisition, L.P., Sunoco Logistics Partners L.P., and Sunoco Pipeline L.P.
10.2	Unitholder Agreement, dated as of October 8, 2015, between Energy Transfer Partners, L.P. and Sunoco Logistics Partners L.P.

Safe Harbor Statement
Statements contained in this report, or the exhibits to this report, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
	Name:	Kathleen Shea-Ballay
	Title:	Senior Vice President, General Counsel and Secretary
October 15, 2015
Newtown Square, PA

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P. dated as of October 8, 2015
10.1	Exchange Agreement, dated as of September 16, 2015, among Energy Transfer Partners, L.P., La Grange Acquisition, L.P., Sunoco Logistics Partners L.P., and Sunoco Pipeline L.P.
10.2	Unitholder Agreement, dated as of October 8, 2015, between Energy Transfer Partners, L.P. and Sunoco Logistics Partners L.P.